LEASE AGREEMENT

         THIS LEASE is executed  this 24th day of February  2000, by and between
DUKE-WEEKS   REALTY  LIMITED   PARTNERSHIP,   an  Indiana  limited   partnership
("Landlord"), and CONTINENTAL MANAGED PHARMACY SERVICES, INC., an Ohio corporation ("Tenant").

                                   WITNESSETH:

                          ARTICLE 1 - LEASE OF PREMISES

         SECTION 1.01. BASIC LEASE PROVISIONS AND DEFINITIONS.


A. LEASED PREMISES (SHOWN CROSS HATCHED ON EXHIBIT A attached hereto): 2787 Charter Street, Columbus, Ohio 43228; Building No. 132 (the "Building"); located in Westbelt West Commerce Center (the "Park");


B.   Rentable Area: approximately 74,780 rentable square feet;

     Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. Landlord's determination of Rentable Area shall conclusively be deemed correct for all purposes hereunder.

C.   Tenant's Proportionate Share: 56.31%;

D.   Minimum Annual Rent:

                                  Year 1                $447,932.16 per year
                                  Year 2                $467,375.04 per year
                                  Years 3-5             $482,331.00 per year
                                  Years 6-10            $502,521.60 per year;

E.   Monthly Rental Installments:

                                  Months 1-12           $37,327.68 per month
                                  Months 13-24          $38,947.92 per month
                                  Months 25-60          $40,194.25 per month
                                  Months 61-120         $41,876.80 per month;

F.   Lease Term: Ten (10) years;

G.   Commencement Date: May 12, 2000;

H. Security Deposit: $37,327.68 provided at Tenant's election either by cash deposit held by Landlord or irrevocable unconditional letter of credit, as provided in Article 4 of the Lease;

I.   Guarantor: MIM Corporation, a Delaware corporation;

J. Broker(s): Duke Realty Services Limited Partnership representing Landlord and CB Richard Ellis representing Tenant;

K. Permitted Use: Office and warehousing and storage of pharmaceuticals and other products distributed by Tenant and related purposes;

L.   Address for notices:

                      Landlord:            Duke-Weeks Realty Limited Partnership
                                           5600 Blazer Parkway, Suite 100
                                           Dublin, OH  43017
                                           Attn:  Property Manager

   Tenant:                         Continental Managed Pharmacy Services, Inc.
                                   2787 Charter Street, Building 132
                                   Columbus, OH  43228

   Guarantor:                      MIM Corporation

                                   100 Clearbrook Road
                                   Elmsford, NY  10523
                                   Attention:  Barry Posner

   Address for rental and other payments:

                                   Duke-Weeks Realty Limited Partnership
                                   P.O. Box 931988
                                   Cleveland, OH  44193

         SECTION 1.02. LEASED PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord, under the terms and conditions herein, the Leased Premises.


                         ARTICLE 2 - TERM AND POSSESSION

         SECTION 2.01. TERM. The term of this Lease ("Lease Term") shall be for the period of time and shall commence on the Commencement Date described in the Basic Lease Provisions. Upon delivery of possession of the Leased Premises to Tenant, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects.

         SECTION 2.02. CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord shall have no responsibility except to perform and complete, at Landlord's sole cost and expense, the work on the tenant finish improvements described in THE PLANS AND SPECIFICATIONS WHICH HAVE BEEN MUTUALLY AGREED UPON BY BOTH LANDLORD AND TENANT AND ATTACHED HERETO AS EXHIBIT B, subject to events and delays due to causes beyond its reasonable control. Tenant agrees that all work on any change orders to the initial tenant finish improvements shall be performed by Duke Construction Limited Partnership (DCLP) or a subsidiary or affiliate of Landlord which shall receive a cost plus ten percent (10%) construction management fee, exclusive of general conditions, as Landlord's construction manager or general contractor; provided, however, that the construction management fee to be charged for any subsequent tenant finish improvements shall be an amount equal to the construction management fee then being charged by DCLP and other reputable and experienced contractors in the Columbus, Ohio Industrial Market for comparable improvements performed in comparable class A INDUSTRIAL PROPERTIES. ANY COSTS FOR TENANT FINISH IMPROVEMENTS WHICH EXCEED THE SCOPE OF THOSE DESCRIBED ON EXHIBIT B shall be the sole responsibility of Tenant. Tenant shall reimburse Landlord for such excess costs within thirty (30) days of Tenant's receipt of an invoice for the same. Landlord hereby agrees to warrant all work performed by Landlord within the Leased Premises for a period of twelve
(12) months from the Commencement Date (the "Warranty Period"). After the expiration of the Warranty Period, Landlord shall assign to Tenant all warranties (if assignable) from subcontractors and material suppliers for materials, workmanship, fixtures or equipment installed by Landlord in the Leased Premises which warranties continue in effect after the expiration of the Warranty Period.

         SECTION 2.03. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition and in good condition and repair, reasonable wear and tear excepted. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord, promptly repair any damage caused by such removal, and restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear excepted. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All Tenant property which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property at Tenant's cost without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

         SECTION 2.04. HOLDING OVER. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at 150% of the Monthly Rental Installment in effect at the end of the Lease Term, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent in such event shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

                                ARTICLE 3 - RENT

         SECTION 3.01. BASE RENT. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments, in advance, without deduction or offset, beginning on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installment for partial calendar months shall be prorated.

         SECTION 3.02. ADDITIONAL RENT. In addition to the Minimum Annual Rent Tenant shall pay to Landlord for each calendar year during the Lease Term, as "Additional Rent," Tenant's Proportionate Share of all costs and expenses incurred by Landlord during the Lease Term for Real Estate Taxes and Operating Expenses for the Building and common areas (collectively "Common Area Charges").

         "Operating   Expenses"  shall  mean  all  of  Landlord's  expenses  for operation, repair, replacement (except as expressly excluded below) and maintenance to keep the Building and common areas in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines it would have paid or incurred during such year if the Building had been fully occupied), including, but not limited to, management or administrative fees (which shall not exceed five percent (5%) of Landlord's gross rents for the Building); utilities; stormwater discharge fees; license, permit, inspection and other fees; fees and assessments imposed by any covenants or owners' association; security services; insurance premiums and deductibles and maintenance, repair and replacement of the driveways, parking areas (including snow removal), exterior lighting, landscaped areas, walkways, curbs, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof and gutters. The cost of any capital improvement shall be amortized over the useful life of such improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses. Notwithstanding the foregoing, Landlord agrees that Operating Expenses during the initial ten (10) year Lease Term shall not include any capital improvement expenditure for replacement of the entire roof, entire parking area, or structural walls for the Building.

         "Real Estate Taxes" shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas (or against Landlord's business of leasing the Building) by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes, which at Landlord's option may be calculated as if such contesting work had been performed on a contingent fee basis (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall said fees exceed thirty-three percent (33%) of the good faith estimated tax savings). In the event Landlord is successful in securing a rebate or refund from any taxing authority as a result of contesting any assessments of Real Estate Taxes, Landlord shall refund such savings to Tenant in proportion to Tenant's proportionate share, provided that there then exists no uncured defaults by Tenant. Additionally, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Leased Premises.

         SECTION 3.03. PAYMENT OF ADDITIONAL RENT. Landlord shall estimate the total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, pro-rated for any partial years. Commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year. In the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Minimum Rent.

         SECTION 3.04. LATE CHARGES. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due DATE THEREOF TO THE DATE OF PAYMENT AT THE PRIME RATE (AS REPORTED IN THE WALL STREET JOURNAL of interest ("Prime Rate") plus six percent (6%) per annum.

                          ARTICLE 4 - SECURITY DEPOSIT

         Tenant, upon execution of this Lease, shall, at its sole election either (i) deposit with Landlord cash in the amount set forth in Item H of the Basic Lease Provisions, or (ii) provide an irrevocable letter of credit ("LOC") in the form attached hereto as Exhibit H and issued by a bank reasonably acceptable to Landlord in the amount set forth in Item H of the Basic Lease
Provisions as security for the performance by Tenant of all of Tenant's obligations contained in this Lease. Subparts (i) and (ii) shall be separately and collectively referred to as the "Security Deposit". Any LOC shall be renewed on an annual basis and if Tenant fails to renew such LOC at least forty-five
(45) days prior to its expiration date, Landlord may draw upon the LOC and hold the cash proceeds in lieu thereof. In the event of a Default by Tenant, Landlord may apply or draw upon, as the case may be, all or any part of the Security Deposit to cure all or any part of such Default; and Tenant agrees to promptly, upon demand, deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this Article shall be without interest. At the end of the Lease Term, provided that there is then no uncured Default, Landlord shall return the Security Deposit to Tenant or , if applicable, return the LOC.

                                 ARTICLE 5 - USE

         SECTION 5.01. USE OF LEASED PREMISES. The Leased Premises are to be used by Tenant solely for the Permitted Use and for no other purposes without the prior written consent of Landlord.

         SECTION 5.02. COVENANTS OF TENANT REGARDING USE. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions of the Landlord, including any rules and regulations that may be adopted by Landlord from time to time, provided such modifications to the Rules and Regulations are not inconsistent with the material terms of this Lease. Tenant shall not do or permit anything to be done in or about the Leased Premises or common areas which constitutes a nuisance or which interferes with the rights of other tenants or injures them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of its lease or of any rules and regulations. Tenant shall not overload the floors of the Leased Premises. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord as Additional Rent for any increase in premiums charged.

         SECTION 5.03. LANDLORD'S RIGHTS REGARDING USE. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the common areas, each of which may be exercised without notice or liability to Tenant, (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem necessary or proper; provided, however, that any such signage specifically identifying Tenant or Tenant's business operation within the Building or Park shall be subject to Tenant's reasonable approval, (b) Landlord shall have the right at any time to control, change or otherwise alter the common areas as it shall deem necessary or proper; and (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time upon reasonable notice (except in an emergency when no notice shall be required), and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be at TENANT'S EXPENSE, EXCEPT AS PROVIDED IN SECTION 7.02 hereof. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES

         Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services (at rates that would have been payable if such utilities and services had been directly billed by the utilities or services providers) and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other Building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. In the event of utility "deregulation", Landlord shall choose the service provider.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS

         SECTION 7.01. TENANT'S RESPONSIBILITY. During Lease Term, Tenant shall, at its own cost and expense, maintain the Leased Premises in good condition, regularly servicing and promptly making all repairs and replacements thereto, including but not limited to the electrical systems, heating and air conditioning systems, plate glass, floors, windows and doors, sprinkler and plumbing systems, and shall obtain a preventive maintenance contract on the heating, ventilating and air-conditioning systems, and provide Landlord with a copy thereof. The preventive maintenance contract shall meet or exceed Landlord's standard maintenance criteria, and shall provide for the inspection and maintenance of the heating, ventilating and air conditioning system on not less than a semi-annual basis. Notwithstanding the foregoing, and provided Tenant maintains a preventative maintenance contract approved by Landlord and subject to the acts and omissions of Tenant, Landlord warrants the electrical systems, heating and air conditioning systems, and sprinkler and plumbing systems for the first year of the Lease Term.

         SECTION 7.02. LANDLORD'S RESPONSIBILITY. During the term of this Lease, Landlord shall maintain in good condition and repair, and replace as necessary, the roof, exterior walls, foundation and structural frame of the Building and the parking and landscaped areas, the costs of which shall be included in Operating Expenses; provided, however, that to the extent any of the foregoing items require repair because of the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs solely at Tenant's expense.

         SECTION 7.03. ALTERATIONS. TENANT SHALL NOT PERMIT ALTERATIONS (EXCLUDING THE INITIAL TENANT FINISH IMPROVEMENTS DESCRIBED IN EXHIBIT B) in or to the Leased Premises unless and until the plans have been APPROVED BY LANDLORD IN WRITING. AS A CONDITION OF SUCH APPROVAL, LANDLORD MAY REQUIRE TENANT TO REMOVE THE ALTERATIONS (EXCLUDING THE INITIAL TENANT FINISH IMPROVEMENTS DESCRIBED IN EXHIBIT B) and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Tenant shall ensure that all alterations (excluding THE INITIAL TENANT FINISH IMPROVEMENTS DESCRIBED IN EXHIBIT B) shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty
(30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

                              ARTICLE 8 - CASUALTY

         SECTION 8.01. CASUALTY. In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Building Leased Premises and Common Areas; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the Building, and Common Areas as were originally required to be made by Landlord, and with respect to TENANT'S TENANT FINISH IMPROVEMENTS ONLY THOSE, DESCRIBED ON EXHIBIT B. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date ; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing. Notwithstanding the foregoing and subject to the availability of space, Landlord agrees to exercise commercially reasonable efforts, in the event of a total or partial destruction of the Building as described above, to provide Tenant with temporary space until the Leased Premises are reconstructed. Such temporary space shall be provided to Tenant based upon mutually agreed upon terms and conditions.

         SECTION 8.02. ALL RISK COVERAGE INSURANCE. During the Lease Term, Landlord shall maintain all risk coverage insurance on the Building, but shall not protect Tenant's property on the Leased Premises; and, NOTWITHSTANDING THE PROVISIONS OF SECTION 9.01, Landlord shall not be liable for any damage to Tenant's property, regardless of cause, including the negligence of Landlord and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for damage to any property of Tenant located in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents and invitees. NOTWITHSTANDING THE PROVISIONS OF
SECTION 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building which is insured against under Landlord's all risk coverage insurance. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.

                         ARTICLE 9 - LIABILITY INSURANCE

         SECTION 9.01. TENANT'S RESPONSIBILITY. Landlord shall not be liable to Tenant or to any other person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the common areas, or (ii) the occurrence of any accident in or about the Leased Premises or the common areas, or (iii) any act or neglect of Tenant or any other tenant or occupant of the Building or of any other person, unless such damage, injury or death is directly and solely the result of Landlord's negligence; and Tenant hereby releases Landlord from any and all liability for the same. Tenant shall be liable for, and shall indemnify and defend Landlord from, any and all liability for (i) any act or neglect of Tenant and any person coming on the Leased Premises or common areas by the license of Tenant, express or implied,
(ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage from fire or casualty insured as PROVIDED IN SECTION 8.02 and except for that caused solely and directly by Landlord's negligence. This provision shall survive the expiration or earlier termination of this Lease.

         SECTION 9.02. TENANT'S INSURANCE. Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.   Worker's Compensation: minimum statutory amount.

B. Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

C. All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

D.   Business interruption insurance.

         The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord may obtain such insurance and collect the cost thereof from Tenant.

                           ARTICLE 10 - EMINENT DOMAIN

         If all or any substantial part of the Building or common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date that actual possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become unusable by Tenant for the Permitted Use, Tenant may terminate this Lease as of the date that actual possession thereof is taken by giving written notice to Landlord. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages if such amount is not subtracted from Landlord's award.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE

         Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied (provided that it shall not be unreasonable for Landlord to withhold or deny its consent with respect to any proposed assignment or subletting to a third party that is already a tenant in the Building or the Park). In the event of any assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect unless otherwise expressly extended to an assignee by the terms hereunder. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's opinion (i) the Building or the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; or (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is to be less than the then current rent for similar premises in the Park. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises.

         Notwithstanding the foregoing, Tenant may assign the Lease or sublease all or any portion of the Leased Premises without Landlord's consent to any of the following (a "Permitted Transferee"), provided that the Permitted Transferee's financial condition, creditworthiness and business reputation following the transfer are equal to or exceed those of Tenant: (i) any successor corporation or other entity resulting from a merger or consolidation of Tenant;
(ii) any purchaser of all or substantially all of Tenant's assets; or (iii) any entity which controls, is controlled by, or is under common control with Tenant. Tenant shall give Landlord thirty (30) days prior written notice of such assignment or sublease. Any Permitted Transferee shall assume in writing all of Tenant's obligations under this Lease. Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under this Lease. Nothing in this paragraph is intended to nor shall permit Tenant to transfer its interest under this Lease as part of a fraud or subterfuge to intentionally avoid its obligations under this Lease (for example, transferring its interest to a shell corporation that subsequently files a bankruptcy), and any such transfer shall constitute a Default hereunder.

                       ARTICLE 12 - TRANSFERS BY LANDLORD

         SECTION 12.01. SALE OF THE BUILDING. Landlord shall have the right to sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability hereunder after the date of such conveyance.

         SECTION 12.02. SUBORDINATION AND ESTOPPEL CERTIFICATE. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage. Within ten
(10) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument which Landlord deems necessary or desirable to confirm the subordination of this Lease and an estoppel certificate in such form as Landlord may reasonably request certifying
(i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building. Notwithstanding the foregoing, if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in default.

                         ARTICLE 13 - DEFAULT AND REMEDY

         SECTION 13.01. DEFAULT. The occurrence of any of the following shall be a "Default":

         (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) days after the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within ten (10) days after the same is due.

         (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

         (c) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

         (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

         (e) In addition to the defaults and remedies described herein, the parties agree that if Tenant is in violation of the performance of any (but not necessarily the same) term or condition of this Lease three (3) or more times during any twelve (12) month period, regardless of whether such violations are ultimately cured, then such conduct shall, at Landlord's option, represent a separate Default.

         SECTION 13.02. REMEDIES. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

         (a) Landlord may apply the Security Deposit and/or re-enter the Leased Premises and cure any Default of Tenant, and Tenant shall reimburse Landlord as Additional Rent for any reasonable costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

         (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, reduced by the reasonable fair market value rental of the Leased Premises for such balance of the Lease Term (determined from the present value of the actual minimum or base rents received and to be received from Landlord's reletting of the Leased Premises), whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's default ("Default Damages"), which shall include without limitation expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and reasonable attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

         (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the present value (discounted at the Prime Rate) of the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

         (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

         SECTION 13.03. LANDLORD'S DEFAULT AND TENANT'S REMEDIES. Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

         SECTION 13.04. LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

         SECTION 13.05. NONWAIVER OF DEFAULTS. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

         SECTION 13.06. ATTORNEYS' FEES. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT

                             [INTENTIONALLY OMITTED]

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES

         SECTION 15.01. DEFINITIONS.

         (a) "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

         (b) "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws.

         SECTION 15.02. COMPLIANCE. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to Tenant's use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant.

         SECTION 15.03. RESTRICTIONS ON TENANT. Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

         SECTION 15.04. NOTICES, AFFIDAVITS, ETC. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to
(i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord's request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

         SECTION 15.05. LANDLORD'S RIGHTS. Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

         SECTION  15.06.  TENANT'S   INDEMNIFICATION.   Tenant  shall  indemnify
Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

         SECTION 15.07. LANDLORD'S REPRESENTATION. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant exacerbates the same.

         ARTICLE 16 - MISCELLANEOUS

         SECTION 16.01. BENEFIT OF LANDLORD AND TENANT. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

         SECTION 16.02. GOVERNING LAW. This Lease shall be governed in accordance with the laws of the State of where the Building is located.

         SECTION 16.03. GUARANTY. In consideration of Landlord's leasing the Leased Premises to Tenant, Tenant shall provide Landlord with a Guaranty of Lease executed by the guarantor(s) described in the Basic Lease PROVISIONS, ATTACHED HERETO AS EXHIBIT G. Notwithstanding the foregoing, Landlord agrees to release the Guaranty and Guarantor from its obligations therein in the event the following conditions are satisfied: (i) at any time during the Lease Term Tenant achieves a tangible net worth of Thirty Million Dollars ($30,000,000.00) or more and maintains such a tangible net worth for a consecutive twelve (12) month period; or (ii) at any time during the Lease Term Tenant achieves net earned income of Five Million Dollars ($5,000,000.00) or more and maintains such net earned income for a consecutive twelve (12) month period; as Landlord reasonably determines subparts (i) and (ii) based upon relevant financial and business documentation submitted by Tenant; and (iii) there remain no uncured Defaults at the time of terminating the Guaranty. As of the date of Landlord's reasonable determination that the foregoing conditions have been satisfied, the Guaranty shall be terminated and of no further force or effect and the Guarantor shall have no further liability thereunder, excluding, however, the obligations of Guarantor attributable to any period of time prior to termination of the Guaranty.

         SECTION 16.04. FORCE MAJEURE. Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

         SECTION 16.05. EXAMINATION OF LEASE. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

         SECTION 16.06. INDEMNIFICATION FOR LEASING COMMISSIONS. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers. Landlord agrees to pay a commission to the Brokers pursuant to the terms of a separate written agreement between Landlord and the Brokers. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto.

         SECTION 16.07. NOTICES. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. If delivered in person, notice shall be deemed given as of the delivery date. If sent by overnight courier, notice shall be deemed given as of the first business day after sending. If mailed, the notice shall be deemed to have been given on the date which is three (3) business days after mailing. Either party may change its address by giving written notice thereof to the other party.

         SECTION 16.08. PARTIAL INVALIDITY; COMPLETE AGREEMENT. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect.. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

         SECTION 16.09. FINANCIAL STATEMENTS. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within one hundred twenty (120) days following the end of Tenant's fiscal year, a copy of Tenant's most recent financial statements prepared as of the end of Tenant's fiscal year. Such financial statements shall be certified and signed by Tenant who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

         SECTION 16.10. REPRESENTATIONS AND WARRANTIES. The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; and (ii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

         SECTION 16.11. AGENCY DISCLOSURE. Tenant acknowledges having reviewed the Agency Disclosure Statement and Tenant acknowledges that said Statement is signed and attached hereto and made a part hereof as EXHIBIT C. The broker identified as representing Landlord in Item J of Section 1.01 hereof, and its agents and employees, have represented only Landlord, and have not in any way represented Tenant, in the marketing, negotiation and completion of this lease transaction.

         SECTION 16.12. OPTION TO EXTEND.

         (A) GRANT AND EXERCISE OF OPTION. Provided that (i) Tenant has not been in Default beyond any applicable cure periods at any time during the Lease Term,
(ii) the creditworthiness of Tenant is materially the same as or better than on the Commencement Date, (iii) Tenant named herein or Permitted Transferee (as defined herein) remains in possession of and has been continuously operating in substantially the entire Leased Premises throughout the Lease Term and (iv) the current use of the Leased Premises is consistent with the Permitted Use hereunder, Tenant shall have one (1) option to extend the Lease Term for one (1) additional period of five (5) years (the "Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Lease Term except (i) the term of the Lease shall be five (5) years; and (ii) Tenant shall not have any further option to extend and (iii) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than six (6) months prior to the expiration of the Lease Term, written notice of Tenant's desire to extend the Lease Term. Tenant's failure to properly exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord shall notify Tenant of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within five (5) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term, within thirty (30) days after Tenant's acceptance of the Rent Adjustment.

         (B) MARKET RENT ADJUSTMENT. The Minimum Annual Rent for the Extension Term shall be an amount equal to ninety percent (90%) of the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity, excluding free rent and other concessions; provided, however, that in no event shall the Minimum Annual Rent during the Extension Term be less than Five Dollars and Eighty Three Cents ($5.83) per rentable square foot of the Leased Premises. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

         SECTION 16.13. RIGHT OF FIRST OFFER. Provided that (i) Tenant has not been in Default beyond any applicable cure periods at any time during the Lease Term, (ii) the creditworthiness of Tenant is materially the same as or better than on the Commencement Date, (iii) Tenant named herein or a Permitted
Transferee (as defined herein) remains in possession of and has been continuously operating in substantially the entire Leased Premises throughout the Lease Term and (iv) the current use of the Leased Premises is consistent with the Permitted Use hereunder, and subject to any rights of other tenants to the Offer Space, Landlord shall notify Tenant in writing ("Landlord's Notice")


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

before entering into a lease with a third party of the availability of rentable space within the Building as such space becomes available for leasing during the Lease Term (the "Offer Space"). Tenant shall have ten (10) business days from its receipt of Landlord's Notice to deliver to Landlord a written acceptance agreeing to lease the Offer Space on the terms and conditions contained in Landlord's Notice. In the event Tenant fails to notify Landlord of its acceptance within said ten (10) day period, such failure shall be conclusively deemed a waiver of Tenant's Right of First Offer and a rejection of the Offer Space, whereupon Tenant shall have no further rights with respect to the Offer Space and Landlord shall be free to lease the Offer Space to a third party. In the event Tenant accepts the Offer Space on the terms and conditions specified in the Landlord's Notice, the term for the Offer Space shall be coterminous with the term for the original Leased Premises; provided, however, that the minimum term for the Offer Space shall be sixty (60) months and the Term for the original Leased Premises shall be extended, to be coterminous with the term for the Offer Space. The Minimum Annual Rent for the Offer Space shall be equal to the rate which is then being quoted by Landlord to prospective new tenants for the Offer Space, excluding free rent and other concessions, provided, however, that in no event shall Tenant's Minimum Annual Rent per square foot for the Offer Space be less than the highest Minimum Annual Rent per square foot payable during the original Lease Term for the original Leased Premises. The Minimum Annual Rent for the original Leased Premises during any part of the extended term beyond the original Lease Term shall be an amount equal to Ninety Percent (90%) of the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity, excluding free rent and other concessions, provided, however, that in no event shall the Minimum Annual Rent during any such extended term be less than Five Dollars and Eighty-Three Cents ($5.83) per rentable square foot of the original Leased Premises.

         It is understood and agreed that Tenant's Right of First Offer is an ongoing and continuing right. To this end and in the event Tenant declines or fails to elect to lease the Offer Space, then Tenant's rights with respect to the offered portion of the Offer Space shall automatically terminate and thereafter be null and void as to such space; provided, however, that in the event such space subsequently becomes available for leasing, Landlord shall again offer such space to Tenant in accordance with the terms hereof, except that Tenant shall be provided only a five (5) day period to respond to Landlord's Notice. It is further understood and agreed that this Right of First Offer shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

         SECTION 16.14. OPTION TO EXPAND. WITHIN THE BUILDING - FIRST GENERATION SPACE. At any time within the twelve (12) months following the date of execution hereof and subject to the availability of space, Tenant or a Permitted Transferee shall have the option to expand the Leased Premises ("Expansion Option"), to occupy space consisting of a minimum of an additional 12,800 rentable square feet of any previously unleased, first generation space in the Building (the "Expansion Space"). In the event Tenant elects to exercise its Expansion Option, Landlord and Tenant hereby agree that (i) Tenant shall provide Landlord with one hundred twenty (120) days prior written notice of its desire to expand; and (ii) if said Expansion Space is available for lease to Tenant, the term for the Expansion Space shall be coterminous with the term for the original Leased Premises, and the Minimum Rent for the Expansion Space shall be equal to and amount of Four Dollars and Forty Five Cents ($4.45) per rentable square foot of the Expansion Space. Landlord shall provide Tenant with a tenant finish improvement allowance equal to Six Dollars ($6.00) per rentable square foot of the Expansion Space ("Landlord's Expansion Allowance"). Landlord's Expansion Allowance shall be applied solely toward the cost of constructing and completing the tenant finish improvements within the Expansion Space for Tenant's use and occupancy of the Expansion Space. The cost of any tenant finish improvements within the Expansion Space which exceed the amount of Landlord's Expansion Allowance shall be paid in full by Tenant to Landlord within thirty
(30) days of Tenant's receipt of an invoice therefor. If Tenant properly exercises its Option to Expand, Landlord and Tenant shall execute an amendment to the Lease reflecting the above-described terms for the Expansion Option, within thirty (30) days after Tenant's receipt of Landlord's Notice advising that the Expansion Space is available. In the event Landlord notifies Tenant that the Expansion Space is not available for lease to Tenant, this Expansion Option shall remain in effect with respect to any space becoming available at any time during the Lease Term.

         SECTION 16.15. EARLY OCCUPANCY. Landlord shall permit Tenant to take possession of the Leased Premises forty five (45) days prior to the Commencement Date for the purpose of installing Tenant's racking in the Leased Premises and Landlord shall permit Tenant to take occupancy of the Leased Premises for purposes of occupancy the Leased Premises ; provided, however, that all terms and conditions of this Lease shall become effective upon Tenant taking possession and occupancy of the Leased Premises, except for payment of Minimum Annual Rent and Annual Rental Adjustment which will commence on the Commencement Date.

         SECTION 16.16. PARKING. During the Lease Term and any extensions thereof and provided Tenant is not in Default hereunder, Tenant shall have the non-exclusive use of a total 170 parking space consisting of 95 parking spaces in the parking area located in the front of the Building and 76 parking spaces located in the parking area located behind the Building. Only one vehicle shall be parking in each space at one time. In addition, Tenant agrees that its employees and agents will not park in spaces designated "visitor parking".

         SECTION 16.17. CONTINGENCY. Landlord and Tenant hereby acknowledge and agree that this Lease shall be and is contingent for a period of forty-five (45) days following the execution date of this Agreement upon Tenant successfully securing tax abatement on the real property from the City of Columbus. If such contingency is not satisfied within said forty-five (45) day period, Tenant may terminate this Lease at its election, by providing Landlord with written notice on or before the expiration of said forty-five (45) day period verifying that
(i) such contingency has not been satisfied; (ii) Tenant desires to terminate this Lease; and (iii) tendering to Landlord the reimbursement and liquidated damages payments described below. In the event Tenant elects to terminate this Lease as provided above, Tenant shall indemnify and hold harmless Landlord from and against all obligations, liabilities, costs and expenses incurred by Landlord through the date of Tenant's termination including, but not limited to , all design engineering, pre-construction and construction costs and construction management fees associated with the tenant finish improvements contemplated in this Lease. In addition, Landlord and Tenant acknowledge and agree that Landlord will suffer other damages and expenses not readily or easily ascertainable in the event Tenant terminates this Lease as provided above and as a condition precedent to Tenant's termination of the Lease, Tenant shall pay Landlord the sum of Five Hundred Thousand Dollars ($500,000.00) as liquidated damages for such other costs and expenses to be suffered by Landlord. In the event Tenant fails to provide Landlord with such written notice within said forty-five (45) day period, the contingency defined herein shall have no further force or effect, and Tenant shall have no further right to terminate this Lease, and that remainder of this Lease shall be deemed in full force and effect.

         SECTION 16.18. TERMINATION OF INDEMNIFICATION AGREEMENT. Landlord and Tenant hereby acknowledge and agree that the Indemnification Agreement previously executed by Tenant and Guarantor shall be terminated and of no further force or effect upon the full execution of this Lease and that any obligation of Tenant to indemnify Landlord for such design engineering, pre-construction, or construction costs shall be governed by the terms of this Lease.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

WITNESS 1:                           LANDLORD:

/S/ DAVID R. PATTEN               DUKE-WEEKS REALTY LIMITED
-------------------               PARTNERSHIP, an Indiana limited partnership
(Signature)

DAVID R. PATTEN                   By:   Duke-Weeks Realty Corporation,
----------------                        its general partner
(Printed)

WITNESS 2:

                                  BY: /S/ J. KURT DEHNER
                                  ------------------------
/S/ LAUREN MCELHANEY              J. Kurt Dehner
--------------------              Senior Vice President
(Signature)                       Columbus Industrial

LAUREN MCELHANEY
----------------
(Printed)

WITNESS 1:                        TENANT:
/S/ EDWARD J. SITAR               CONTINENTAL MANAGED PHARMACY
-------------------               SERVICES, INC., an Ohio corporation
(Signature)

EDWARD J. SITAR                    BY: /S/ AMY S. ANDRES
----------------                   -------------------------------------
(Printed)
                                   PRINTED: AMY S. ANDRES
                                   ----------------------------------
WITNESS 2:

/S/ SCOTT ROBINS                        TITLE: SENIOR VICE PRESIDENT, MARKETING
---------------------------             AND FULFILLMENT
(Signature)

SCOTT ROBINS
------------
(Printed)


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